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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2004

                                HEICO CORPORATION
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             (Exact name of registrant as specified in its charter)

            FLORIDA                     1-4604                65-0341002
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 (State or other jurisdiction         Commission           (I.R.S. Employer
      of incorporation or             File Number         Identification No.)
         organization)

               3000 TAFT STREET
              HOLLYWOOD, FLORIDA                            33021
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    (Address of principal executive offices)              (Zip code)

                                 (954) 987-4000
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              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

On March 8, 2004, HEICO Corporation (the "Company") stated that, effective March 1, 2004, Samuel L. Higginbottom, a member of the Company's Board of Directors, ceased receiving and will no longer receive any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, other than Director's Fees in his capacity as a member of the Board of Directors and any Board Committee.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2004                     HEICO CORPORATION
                                        (Registrant)

                                        /s/ Thomas S. Irwin
                                        -----------------------------------
                                        Thomas S. Irwin
                                        Executive Vice President
                                        and Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)

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